UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: November 9, 2006 (Date of earliest event reported:  November 8, 2006)

RBC BEARINGS INCORPORATED

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-124824	95-4372080
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of Principal Executive Offices, Including Zip Code)

(203) 267-7001

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(d). Transfer of Listing.

On November 9, 2006 RBC Bearings Incorporated (the “Company”) issued a press release announcing its inclusion, as of November 8, 2006, in the NASDAQ Global Select Market, a premier listing tier within The NASDAQ Stock Market for companies that satisfy the highest financial and liquidity qualifications. This press release has been furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

Item 8.01. Other Events.

On November 8, 2006 Bearings Incorporated (the “Company”) presented at the Baird Industrial Conference in Chicago, Illinois. A copy of the presentation has been furnished as Exhibit 99.2 to this report and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release of RBC Bearings Incorporated dated November 9, 2006.
Exhibit 99.2	Presentation of RBC Bearings Incorporated made November 8, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 9, 2006

RBC BEARINGS INCORPORATED

By:	/s/ Thomas J. Williams
Name: Thomas J. Williams
Title: Corporate General Counsel & Secretary